EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vape Holdings, Inc. (the “Company”) on Form 10-K for the period ending September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kyle Tracey and Allan Viernes, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 29, 2014	/s/ Kyle Tracey
Kyle Tracey,
Chairman and Chief Executive Officer

Date: December 29, 2014	/s/ Allan Viernes
Allan Viernes,
Chief Financial Officer